497(e)
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED FEBRUARY 11, 2011 TO THE CURRENT PROSPECTUS FOR RETIREMENT INVESTMENT ACCOUNT(R)
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This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding sub-adviser changes to certain Portfolios. Please note the changes described below.


CHANGES TO CERTAIN PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST ("TRUSTS")


1.  PORTFOLIO SUB-ADVISER CHANGES

    (a) Effective on or about January 14, 2011, Horizon Asset Management, Inc. was added as a Sub-Adviser to the Multimanager Small Cap Value Portfolio. AXA Equitable Life Insurance Company continues to serve as the Investment Manager of the Portfolio. See "Portfolios of the Trusts" in your Prospectus for more information.

    (b) Effective on or about October 26, 2010, SSgA Funds Management, Inc. was terminated as a Sub-Adviser to the EQ/Quality Bond PLUS Portfolio. AllianceBernstein L.P. continues to serve as Sub-Adviser and AXA Equitable Life Insurance Company continues to serve as the Investment Manager of the Portfolio. See "Portfolios of the Trusts" in your Prospectus for more information.


2.  NAME AND SUB-ADVISER CHANGES TO THE EQ/BLACKROCK INTERNATIONAL VALUE
    PORTFOLIO

    (a) Effective on or about February 22, 2011, the EQ/BlackRock International Value Portfolio will be renamed. The new name of the Portfolio will be EQ/International Value PLUS Portfolio. Accordingly, all references to its respective corresponding investment option in the Prospectus is also changed.

    (b) Effective on or about February 1, 2011, BlackRock Investment Management, LLC and Northern Cross, LLC will replace BlackRock International Limited as Sub-Advisers to the EQ/International Value PLUS Portfolio. AXA Equitable will continue to be the Investment Manager of the Portfolio. See Portfolios of the Trusts in your Prospectus for more information.












 Retirement Investment Account(R) is issued by and is a registered service mark of AXA Equitable Life Insurance Company

   Copyright 2011 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

RIA NB/IF (AR)                                                          x03448
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